Supplement dated May 12, 2020
to the Prospectus, Summary Prospectus and the Statement of Additional Information (SAI) (each as previously supplemented) for the following Fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Acorn Trust
Columbia Acorn Emerging Markets FundSM	05/01/2020
Charles C. Young, a co-portfolio manager of Columbia Acorn Emerging Markets Fund (the "Fund"), has announced that he will step down as portfolio manager of the Fund effective May 22, 2020. Satoshi Matsunaga, current co-portfolio manager of the Fund, will continue as sole portfolio manager of the Fund after that date and no other changes to the Fund’s portfolio managers are anticipated at this time.
As previously disclosed, the Board of Trustees of the Fund has determined that it is in the best interests of Fund shareholders to reorganize the Fund with and into Columbia Acorn International. More information about the reorganization, which is expected to occur during the third quarter of 2020, is available in a Combined Information Statement/Prospectus that was filed with the Securities and Exchange Commission on April 20, 2020 and has been delivered to shareholders.
Shareholders should retain this Supplement for future reference.
SUP108_12_009_(05/20)